                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                        Variable Life Insurance Policy
                                   (Destiny)

                         Supplement dated May 1, 2017
                      to the Prospectus dated May 1, 2004

                               Flexible Premium
                       Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)

                         Supplement dated May 1, 2017
                     to the Prospectuses dated May 1, 2002

                   Flexible Premium Joint and Last Survivor
                        Variable Life Insurance Policy

                         Supplement dated May 1, 2017
                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)

                         Supplement dated May 1, 2017
                     to the Prospectuses dated May 1, 2000

   This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance Policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy, without charge, on request. These Policies are no longer available for sale.

   General American Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE UNDERLYING FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.

   WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

THE COMPANY

   General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in four Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

   On or about December 1, 2016, Metropolitan Life Insurance Company ("MetLife") terminated a net worth maintenance agreement with General American. The net worth maintenance agreement was originally entered into between MetLife and General American on January 6, 2000. Under the agreement, MetLife had agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis.

   The Administrative Office for various Policy transactions is as follows:

   Premium Payments                       General American
                                          P.O. Box 790201
                                          St. Louis, MO 63179-0201
   Payment Inquires and                   General American
   Correspondence                         P.O. Box 356
                                          Warwick, RI 02887-0355
   Beneficiary and Ownership              General American
   Changes                                P.O. Box 392
                                          Warwick, RI 02887-0356
   Surrenders, Loans,                     General American
   Withdrawals and                        P.O. Box 356
   Division Transfers                     Warwick, RI 02887-0356
   Death Claims                           General American
                                          P.O. Box 356
                                          Warwick, RI 02887-0356
   All Telephone                          (800) 638-9294
   Transactions and Inquiries

   You may request a transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet . To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

   If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

THE SEPARATE ACCOUNT

   The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

   The following chart shows the Funds that are available under the Policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund carefully before investing, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: The Russell Investment Funds are not available to Destiny or Executive Benefit Policies. For all other Policies, the Russell Investment Funds are only available for Policies with an issue date prior to January 1, 2000.

FUND                                                      INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------- -------------------------------------- -----------------------------
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
American Funds Global Small Capitalization Fund           Seeks long-term growth of capital.      Capital Research and
                                                                                                  Management Company
American Funds Growth Fund                                Seeks growth of capital.                Capital Research and
                                                                                                  Management Company
American Funds Growth-Income Fund                         Seeks long-term growth of capital       Capital Research and
                                                          and income.                             Management Company
BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES
  TRUST) -- CLASS A
Clarion Global Real Estate Portfolio                      Seeks total return through              Brighthouse Investment
                                                          investment in real estate securities,   Advisers, LLC
                                                          emphasizing both capital                Subadviser: CBRE Clarion
                                                          appreciation and current income.        Securities LLC
ClearBridge Aggressive Growth Portfolio                   Seeks capital appreciation.             Brighthouse Investment
                                                                                                  Advisers, LLC
                                                                                                  Subadviser: ClearBridge
                                                                                                  Investments, LLC
Harris Oakmark International Portfolio                    Seeks long-term capital appreciation.   Brighthouse Investment
                                                                                                  Advisers, LLC
                                                                                                  Subadviser: Harris
                                                                                                  Associates L.P.
Invesco Mid Cap Value Portfolio                           Seeks high total return by investing    Brighthouse Investment
                                                          in equity securities of mid-sized       Advisers, LLC
                                                          companies.                              Subadviser: Invesco
                                                                                                  Advisers, Inc.
Invesco Small Cap Growth Portfolio                        Seeks long-term growth of capital.      Brighthouse Investment
                                                                                                  Advisers, LLC
                                                                                                  Subadviser: Invesco
                                                                                                  Advisers, Inc.
MFS(R) Research International Portfolio                   Seeks capital appreciation.             Brighthouse Investment
                                                                                                  Advisers, LLC
                                                                                                  Subadviser: Massachusetts
                                                                                                  Financial Services
                                                                                                  Company
Morgan Stanley Mid Cap Growth Portfolio                   Seeks capital appreciation.             Brighthouse Investment
                                                                                                  Advisers, LLC
                                                                                                  Subadviser: Morgan
                                                                                                  Stanley Investment
                                                                                                  Management Inc.
PIMCO Total Return Portfolio                              Seeks maximum total return,             Brighthouse Investment
                                                          consistent with the preservation of     Advisers, LLC
                                                          capital and prudent investment          Subadviser: Pacific
                                                          management.                             Investment Management
                                                                                                  Company LLC

FUND                           INVESTMENT OBJECTIVE                        INVESTMENT ADVISER/SUBADVISER
-----------------------------  ------------------------------------------- -----------------------------
T. Rowe Price Large Cap Value  Seeks long-term capital appreciation by     Brighthouse Investment
  Portfolio                    investing in common stocks believed to      Advisers, LLC
                               be undervalued. Income is a secondary       Subadviser: T. Rowe Price
                               objective.                                  Associates, Inc.
T. Rowe Price Mid Cap Growth   Seeks long-term growth of capital.          Brighthouse Investment
  Portfolio                                                                Advisers, LLC
                                                                           Subadviser: T. Rowe Price
                                                                           Associates, Inc.
BRIGHTHOUSE FUNDS TRUST II
  (FORMERLY METROPOLITAN
  SERIES FUND) -- CLASS A
Baillie Gifford International  Seeks long-term growth of capital.          Brighthouse Investment
  Stock Portfolio                                                          Advisers, LLC
                                                                           Subadviser: Baillie Gifford
                                                                           Overseas Limited
BlackRock Bond Income          Seeks a competitive total return primarily  Brighthouse Investment
Portfolio                      from investing in fixed-income securities.  Advisers, LLC
                                                                           Subadviser: BlackRock
                                                                           Advisors, LLC
BlackRock Capital              Seeks long-term growth of capital.          Brighthouse Investment
  Appreciation Portfolio                                                   Advisers, LLC
                                                                           Subadviser: BlackRock
                                                                           Advisors, LLC
BlackRock Large Cap Value      Seeks long-term growth of capital.          Brighthouse Investment
  Portfolio                                                                Advisers, LLC
                                                                           Subadviser: BlackRock
                                                                           Advisors, LLC
BlackRock Ultra-Short Term     Seeks a high level of current income        Brighthouse Investment
  Bond Portfolio               consistent with preservation of capital.    Advisers, LLC
                                                                           Subadviser: BlackRock
                                                                           Advisors, LLC
Brighthouse/Artisan Mid Cap    Seeks long-term capital growth.             Brighthouse Investment
  Value Portfolio (formerly                                                Advisers, LLC
  Met/Artisan Mid Cap Value                                                Subadviser: Artisan
  Portfolio)                                                               Partners Limited
                                                                           Partnership
Brighthouse/Wellington         Seeks long-term capital appreciation with   Brighthouse Investment
  Balanced Portfolio           some current income.                        Advisers, LLC
  (formerly Met/ Wellington                                                Subadviser: Wellington
  Balanced Portfolio)                                                      Management Company
                                                                           LLP
Brighthouse/Wellington Core    Seeks to provide a growing stream of        Brighthouse Investment
  Equity Opportunities         income over time and, secondarily, long-    Advisers, LLC
  Portfolio (formerly          term capital appreciation and current       Subadviser: Wellington
  Met/Wellington Core Equity   income.                                     Management Company
  Opportunities Portfolio)                                                 LLP
Frontier Mid Cap Growth        Seeks maximum capital appreciation.         Brighthouse Investment
  Portfolio                                                                Advisers, LLC
                                                                           Subadviser: Frontier
                                                                           Capital Management
                                                                           Company, LLC
Jennison Growth Portfolio      Seeks long-term growth of capital.          Brighthouse Investment
                                                                           Advisers, LLC
                                                                           Subadviser: Jennison
                                                                           Associates LLC
MetLife Aggregate Bond Index   Seeks to track the performance of the       Brighthouse Investment
  Portfolio (formerly          Bloomberg Barclays U.S. Aggregate           Advisers, LLC
  Barclays Aggregate Bond      Bond Index.                                 Subadviser: MetLife
  Index Portfolio)                                                         Investment Advisors, LLC
MetLife Mid Cap Stock Index    Seeks to track the performance of the       Brighthouse Investment
  Portfolio                    Standard & Poor's MidCap 400(R)             Advisers, LLC
                               Composite Stock Price Index.                Subadviser: MetLife
                                                                           Investment Advisors, LLC
MetLife MSCI EAFE(R) Index     Seeks to track the performance of the       Brighthouse Investment
  Portfolio (formerly MSCI     MSCI EAFE(R) Index.                         Advisers, LLC
  EAFE(R) Index Portfolio)                                                 Subadviser: MetLife
                                                                           Investment Advisors, LLC

FUND                 INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------  ---------------------------------- -----------------------------
MetLife Russell      Seeks to track the performance
  2000(R) Index      of the Russell 2000(R) Index.        Brighthouse Investment
  Portfolio                                               Advisers, LLC
  (formerly Russell                                       Subadviser: MetLife
  2000(R) Index                                           Investment Advisors,
  Portfolio)                                              LLC
MetLife Stock Index  Seeks to track the performance       Brighthouse Investment
  Portfolio          of the Standard & Poor's 500(R)      Advisers, LLC
                     Composite Stock Price Index.         Subadviser: MetLife
                                                          Investment Advisors,
                                                          LLC
MFS(R) Total Return  Seeks a favorable total return       Brighthouse Investment
  Portfolio          through investment in a              Advisers, LLC
                     diversified portfolio.               Subadviser:
                                                          Massachusetts Financial
                                                          Services Company
MFS(R) Value         Seeks capital appreciation.          Brighthouse Investment
  Portfolio                                               Advisers, LLC
                                                          Subadviser:
                                                          Massachusetts Financial
                                                          Services Company
Neuberger Berman     Seeks high total return,             Brighthouse Investment
  Genesis Portfolio  consisting principally of capital    Advisers, LLC
                     appreciation.                        Subadviser: Neuberger
                                                          Berman
                                                          Investment Advisers LLC
T. Rowe Price Large  Seeks long-term growth of            Brighthouse Investment
  Cap Growth         capital.                             Advisers, LLC
  Portfolio                                               Subadviser: T. Rowe
                                                          Price Associates,
                                                          Inc.
T. Rowe Price Small  Seeks long-term capital growth.      Brighthouse Investment
  Cap Growth                                              Advisers, LLC
  Portfolio                                               Subadviser: T. Rowe
                                                          Price Associates, Inc.
VanEck Global        Seeks long-term capital              Brighthouse Investment
  Natural Resources  appreciation with income as a        Advisers, LLC
  Portfolio          secondary consideration.             Subadviser: Van Eck
                                                          Associates Corporation
Western Asset        Seeks to maximize total return       Brighthouse Investment
  Management         consistent with preservation of      Advisers, LLC
  Strategic Bond     capital.                             Subadviser: Western
  Opportunities                                           Asset Management
  Portfolio                                               Company
Western Asset        Seeks to maximize total return       Brighthouse Investment
  Management U.S.    consistent with preservation of      Advisers, LLC
  Government         capital and maintenance of           Subadviser: Western
  Portfolio          liquidity.                           Asset Management
                                                          Company
FIDELITY(R)
  VARIABLE
  INSURANCE
  PRODUCTS --
  INITIAL CLASS
Equity-Income        Seeks reasonable income. The         Fidelity Management &
  Portfolio          fund will also consider the          Research Company
                     potential for capital                Subadviser: FMR Co.,
                     appreciation. The fund's goal is     Inc.
                     to achieve a yield which
                     exceeds the composite yield on
                     the securities comprising the
                     S&P 500(R) Index.
Mid Cap Portfolio    Seeks long-term growth of            Fidelity Management &
                     capital.                             Research Company
                                                          Subadviser: FMR Co.,
                                                          Inc.
JPMORGAN INSURANCE
  TRUST -- CLASS 1
JPMorgan Insurance   Seeks to maximize total return       J.P. Morgan Investment
  Trust Core Bond    by investing primarily in a          Management Inc.
  Portfolio          diversified portfolio of
                     intermediate- and long-term
                     debt securities.
JPMorgan Insurance   Seeks capital growth over the        J.P. Morgan Investment
  Trust Small Cap    long term.                           Management Inc.
  Core Portfolio

FUND                 INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------  ---------------------------------- -----------------------------
RUSSELL INVESTMENT
  FUNDS
International        Seeks to provide long term          Russell Investment
  Developed Markets  capital growth.                     Management Company
  Fund (formerly
  Non-U.S. Fund)
                                                         Subadvisers: Barrow,
                                                         Hanley,
                                                         Mewhinney & Strauss,
                                                         LLC;
                                                         GQG Partners LLC;
                                                         Numeric Investors LLC;
                                                         Pzena Investment
                                                         Management, LLC;
                                                         Wellington Management
                                                         Company LLP
Strategic Bond Fund  Seeks to provide current            Russell Investment
  (formerly Core     income, and as a secondary          Management Company
  Bond Fund)         objective, capital appreciation.
                                                         Subadvisers: Colchester
                                                         Global Investors Limited;
                                                         Logan Circle Partners,
                                                         L.P.;
                                                         Pareto Investment
                                                         Management Limited;
                                                         Schroder Investment
                                                         Management North
                                                         America Inc.;
                                                         Scout Investments, Inc.;
                                                         Western Asset
                                                         Management Company
                                                         and Western Asset
                                                         Management Company
                                                         Limited
U.S. Small Cap       Seeks to provide long term          Russell Investment
  Equity Fund        capital growth.                     Management Company
  (formerly
  Aggressive Equity
  Fund)
                                                         Subadvisers: DePrince,
                                                         Race & Zollo, Inc.;
                                                         Monarch Partners Asset
                                                         Management LLC;
                                                         RBC Global Asset
                                                         Management (U.S.) Inc.;
                                                         Snow Capital
                                                         Management L.P.;
                                                         Timpani Capital
                                                         Management LLC
U.S. Strategic       Seeks to provide long term          Russell Investment
  Equity Fund        capital growth.                     Management Company
  (formerly
  Multi-Style
  Equity Fund)
                                                         Subadvisers: Barrow,
                                                         Hanley,
                                                         Mewhinney & Strauss,
                                                         LLC;
                                                         Jacobs Levy Equity
                                                         Management, Inc.;
                                                         Mar Vista Investment
                                                         Partners, LLC;
                                                         Suffolk Capital
                                                         Management, LLC;
                                                         William Blair Investment
                                                         Management, LLC
VANECK VIP TRUST --
  INITIAL CLASS
VanEck VIP Emerging  Seeks long-term capital             Van Eck Associates
  Markets Fund       appreciation by investing           Corporation
                     primarily in equity securities in
                     emerging markets around the
                     world.

--------
FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

OTHER FUNDS AND SHARE CLASSES

   Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the JPMorgan Insurance Trust, we offer Class 1 shares; for Fidelity(R) Variable Insurance Products and the VanEck VIP Trust, we offer Initial Class shares; for Brighthouse Funds Trust I, we offer Class A shares; for Brighthouse Funds Trust II, we offer Class A shares; and for the American Funds Insurance Series,(R) we offer Class 2 shares.

CHARGES AND DEDUCTIONS

   Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy. We may profit from one or more of the charges deducted under the Policy, including the cost of insurance charge. We may use these profits for any corporate purpose.

                                  FEE TABLES

   The tables below describe the Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. One table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2016. The other table describes the annual operating expenses of each Fund for the year ended December 31, 2016, before and after any applicable fee waivers and expense reimbursements. Expenses of the Funds may be higher or lower in the future. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the table that follows and in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                                                          MINIMUM MAXIMUM
                                                                                                          ------- -------
   Total Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets, including management fees, distribution and/or service
     (12b-1) fees, and other expenses)...................................................................  0.27%   1.18%

FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

   The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                          DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                             AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
FUND                                              FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
---------------------------------------------- ---------- ------------ -------- --------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Global Small
Capitalization Fund...........................    0.70%       0.25%      0.04%      --      0.99%         --        0.99%
American Funds Growth Fund....................    0.33%       0.25%      0.02%      --      0.60%         --        0.60%
American Funds Growth-Income Fund.............    0.27%       0.25%      0.02%      --      0.54%         --        0.54%
BRIGHTHOUSE FUNDS TRUST I
Clarion Global Real Estate Portfolio..........    0.61%         --       0.04%      --      0.65%         --        0.65%
ClearBridge Aggressive Growth Portfolio.......    0.56%         --       0.01%      --      0.57%       0.02%       0.55%
Harris Oakmark International Portfolio........    0.77%         --       0.04%      --      0.81%       0.02%       0.79%
Invesco Mid Cap Value Portfolio...............    0.65%         --       0.03%    0.05%     0.73%       0.02%       0.71%
Invesco Small Cap Growth Portfolio............    0.85%         --       0.03%      --      0.88%       0.02%       0.86%
MFS(R) Research International Portfolio.......    0.70%         --       0.04%      --      0.74%       0.06%       0.68%
Morgan Stanley Mid Cap Growth Portfolio.......    0.65%         --       0.05%      --      0.70%       0.01%       0.69%
PIMCO Total Return Portfolio..................    0.48%         --       0.05%      --      0.53%       0.03%       0.50%
T. Rowe Price Large Cap Value Portfolio.......    0.57%         --       0.02%      --      0.59%       0.03%       0.56%
T. Rowe Price Mid Cap Growth Portfolio........    0.75%         --       0.03%      --      0.78%         --        0.78%
BRIGHTHOUSE FUNDS TRUST II
Baillie Gifford International Stock Portfolio.    0.80%         --       0.05%      --      0.85%       0.12%       0.73%
BlackRock Bond Income Portfolio...............    0.33%         --       0.04%      --      0.37%         --        0.37%
BlackRock Capital Appreciation Portfolio......    0.70%         --       0.02%      --      0.72%       0.09%       0.63%
BlackRock Large Cap Value Portfolio...........    0.63%         --       0.03%      --      0.66%       0.03%       0.63%
BlackRock Ultra-Short Term Bond Portfolio.....    0.35%         --       0.03%      --      0.38%       0.02%       0.36%
Brighthouse/Artisan Mid Cap Value Portfolio...    0.82%         --       0.03%      --      0.85%         --        0.85%
Brighthouse/Wellington Balanced Portfolio.....    0.46%         --       0.09%      --      0.55%         --        0.55%

                                     DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                        AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                          MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
FUND                         FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
------------------------- ---------- ------------ -------- --------- --------- ------------- ---------
Brighthouse/Wellington
  Core Equity
  Opportunities Portfolio    0.70%        --        0.02%      --      0.72%       0.11%       0.61%
Frontier Mid Cap Growth
  Portfolio..............    0.72%        --        0.03%      --      0.75%       0.02%       0.73%
Jennison Growth Portfolio    0.60%        --        0.02%      --      0.62%       0.08%       0.54%
MetLife Aggregate Bond
  Index Portfolio........    0.25%        --        0.03%      --      0.28%       0.01%       0.27%
MetLife Mid Cap Stock
  Index Portfolio........    0.25%        --        0.05%    0.01%     0.31%         --        0.31%
MetLife MSCI EAFE(R)
  Index Portfolio........    0.30%        --        0.08%    0.01%     0.39%         --        0.39%
MetLife Russell 2000(R)
  Index Portfolio........    0.25%        --        0.06%    0.01%     0.32%         --        0.32%
MetLife Stock Index
  Portfolio..............    0.25%        --        0.02%      --      0.27%       0.01%       0.26%
MFS(R) Total Return
  Portfolio..............    0.56%        --        0.05%      --      0.61%         --        0.61%
MFS(R) Value Portfolio...    0.70%        --        0.02%      --      0.72%       0.14%       0.58%
Neuberger Berman Genesis
  Portfolio..............    0.81%        --        0.04%      --      0.85%       0.01%       0.84%
T. Rowe Price Large Cap
  Growth Portfolio.......    0.60%        --        0.02%      --      0.62%       0.02%       0.60%
T. Rowe Price Small Cap
  Growth Portfolio.......    0.47%        --        0.03%      --      0.50%         --        0.50%
VanEck Global Natural
  Resources Portfolio....    0.78%        --        0.03%      --      0.81%       0.01%       0.80%
Western Asset Management
  Strategic Bond
  Opportunities Portfolio    0.57%        --        0.03%    0.01%     0.61%       0.05%       0.56%
Western Asset Management
  U.S. Government
  Portfolio..............    0.47%        --        0.03%      --      0.50%       0.01%       0.49%
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS
Equity-Income Portfolio..    0.45%        --        0.09%    0.05%     0.59%         --        0.59%
Mid Cap Portfolio........    0.55%        --        0.08%      --      0.63%         --        0.63%
JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust
  Core Bond Portfolio....    0.40%        --        0.24%    0.01%     0.65%       0.05%       0.60%
JPMorgan Insurance Trust
  Small Cap Core
  Portfolio..............    0.65%        --        0.22%    0.01%     0.88%       0.01%       0.87%
RUSSELL INVESTMENT FUNDS
International Developed
  Markets Fund...........    0.90%        --        0.12%      --      1.02%         --        1.02%
Strategic Bond Fund......    0.55%        --        0.09%      --      0.64%         --        0.64%
U.S. Small Cap Equity
  Fund...................    0.90%        --        0.12%      --      1.02%         --        1.02%
U.S. Strategic Equity
  Fund...................    0.73%        --        0.10%      --      0.83%         --        0.83%
VANECK VIP TRUST
VanEck VIP Emerging
  Markets Fund...........    1.00%        --        0.18%      --      1.18%         --        1.18%

   The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

   An investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. Prior to March 6, 2017, Brighthouse Investment Advisers, LLC was known as MetLife Advisers, LLC and as of the date of this prospectus, our affiliate. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in our role as an intermediary, with respect to the Funds. We and our affiliates may profit from these payments.

These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the prospectuses for the Funds for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the Policies.

   As of the date of this prospectus supplement, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fee Tables -- Fund Fees and Expenses" for information on the management fees paid by the Funds and the Statements of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.) In 2016, MetLife, Inc. announced plans to pursue the separation, through one or more transactions, of a substantial portion of its U.S. retail business, including Brighthouse Investment Advisers, LLC, then known as MetLife Advisers, LLC. The new separate retail business will be organized under a holding company named Brighthouse Financial, Inc. ("Brighthouse"). Following these transactions, Brighthouse Investment Advisers, LLC will be a wholly-owned subsidiary of Brighthouse and will no longer be affiliated with MetLife, Inc., and it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates of the type described in the second preceding paragraph. Additionally, it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates in an amount approximately equal to the profit distributions they would have received had these transactions not occurred.

                                 POLICY RIGHTS

TRANSFERS

   We have modified the fourth paragraph in the RESTRICTIONS ON TRANSFERS subsection in TRANSFERS to read as follows:

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted in writing with an original signature. A first occurrence will result in a warning letter; the second occurrence will result in imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

   We have also modified the Restrictions on LARGE TRANSFERS subsection in TRANSFERS to read as follows:

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the fund manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

SEPARATE ACCOUNT CHARGES

   We will waive the following amount of the Mortality and Expense Risk Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Jennison Growth Portfolio, and that are in excess of 0.88% for the Division investing in the MFS(R) Research International Portfolio.

                              FEDERAL TAX MATTERS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, there is additional uncertainty. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements. If Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

   TAX TREATMENT OF POLICY BENEFITS. The death benefit under the Policy should generally be excludable from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating a change to an existing Policy or using a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

   Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution or a deemed distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made a Policy Owner or holder of the Policy or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

   In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

   Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

   Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

   DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a Policy Owner that is a non-natural person, such as a corporation.

   DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as gain taxable as ordinary income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue to qualify as a life insurance contract for Federal income tax purposes. Such a cash distribution will be subject to different tax rules and may be treated in whole or in part as taxable income.

   Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

   Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

   Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

   POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

   INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by General American (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   Split dollar insurance plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences.

   CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

   POSSIBLE CHARGE FOR TAXES. At the present time, General American makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. General American, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                         DISTRIBUTION OF THE POLICIES

   The principal executive offices of MetLife Investors Distribution Company, the principal underwriter and distributor of the Policies, are located at 200 Park Avenue, New York, New York 10166.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.